UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2018

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Form 10 filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we” or “us” are references to OncoCyte Corporation

The information in Item 2.02 and Item 7.01 of this Report and the accompanying Exhibits 99.1, 99.2 and 99.3 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by OncoCyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On April 2, 2018, OncoCyte issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

On April 2, 2018, OncoCyte issued a press release announcing the filing of certain new patent applications for 190 novel biomarkers that it has identified. A copy of the press release is attached as Exhibit 99.2, which, in its entirety, is incorporated herein by reference.

Item 8.01 - Other Information

Cavan Redmond, an OncoCyte director since 2015, has been named Chairman of the Board of Directors. Alfred D. Kingsley, who has been Chairman since 2009 and was instrumental in forming OncoCyte and in taking it public in 2015, will remain a director.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated April 2, 2018
99.2	Press release dated April 2, 2018
99.3	Press release dated April 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: April 2, 2018	By:	/s/ William Annett
William Annett
President and Chief Executive Officer